EXHIBIT 10.25

TIDEL TECHNOLOGIES, INC.
2900 Wilcrest, Suite 205
Houston, TX 77042

November 25, 2005

Laurus Master Fund, Ltd.
825 Third Avenue, 14th Floor
New York, New York 10022

Re:	Extension of Laurus Notes

Ladies and Gentlemen:

Reference is hereby made to the following agreements, as each is amended, modified or supplemented from time to time (i) that certain Convertible Term Note in the principal amount of $6,450,000, dated November 25, 2003, made by Tidel Technologies, Inc. (“Borrower”) in favor of Laurus Master Fund, Ltd. (“Holder”) (the “2003 Convertible Note”), (ii) that certain Convertible Term Note in the principal amount of $600,000, dated November 26, 2004, made by Borrower in favor of Holder (the “2004 Convertible Note”), (iii) that certain Convertible Term Note in the principal amount of $1,250,000, dated November 26, 2004, made by Borrower in favor of Holder (the “P.O. Note”), and (iv) the certain Purchase Order Financing and Security Agreement dated November 26, 2004 by and between Borrower and Holder (the “P.O. Agreement”, and together with the 2003 Convertible Note, the 2004 Convertible Note, and the P.O. Note, the “Laurus Notes”). All capitalized terms used herein and not defined herein shall have the meaning ascribed to them in the Laurus Notes.

WHEREAS, Borrower and Holder agree that Borrower is in process of finalizing a definitive proxy statement for a special meeting of Borrower’s stockholders to be held on or about December 28, 2005, to approve the sale of its ATM Business to NCR Corporation, and that it is in the best interests of Borrower and Holder to extend certain principal payments due to Holder by Borrower on the Laurus Notes prior to such special meeting date to prevent an event of default under the Laurus Notes,

NOW THEREFORE, Borrower and Holder hereby agree, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, that the Laurus Notes shall be amended as follows:

1.  As of the date hereof (the “Effective Date”), no payments of Principal Amount shall be due under the 2003 Convertible Note until March 1, 2006. From March 1, 2006 until the day prior to the Maturity Date, on the first business day of every calendar month, payments of Monthly Amounts (as defined in the 2003 Convertible Note) in an amount equal to $225,000 shall be due and payable to Holder, together with any accrued and unpaid interest to date on such portion of the Monthly Amount.

2.  As of the Effective Date, the definition of “Maturity Date” under and as defined in the 2004 Convertible Note shall be amended to be and read as follows:

“the earlier of (i) February 28, 2006, or (ii) the date of the closing of the sale of the Borrower’s and its subsidiaries’ (as applicable) ATM Business to NCR Corporation.”

3.  As of the Effective Date, Schedule A to the P.O Agreement is hereby amended by deleting the definition of “Stated Expiry Date” in its entirety and inserting the following new definition of “Stated Expiry Date” in lieu thereof:

“Stated Expiry Date” shall the earlier of (i) February 28, 2006 and (ii) the date of the closing of the sale of the Borrower’s and its subsidiaries’ (as applicable) ATM Business to NCR Corporation”

There are no other amendments or modifications to the Laurus Notes and the Laurus Notes remain in full force and effect; however, in the event that the terms of this letter agreement conflict with the terms of such agreements or documents, the terms of this letter agreement shall govern. Holder hereby expressly reserves and preserves all of the rights and remedies of Holder under the Laurus Notes, any other documents related to the forgoing and/or applicable law.

The parties hereto hereby agree to execute any further documentation required to evidence the foregoing.

This letter agreement may not be amended or waived except by an instrument in writing signed by the Borrower and the Holder. This letter agreement may be executed in any number of counterparts, each of which shall be an original and all of which, when taken together, shall constitute one agreement. Delivery of an executed signature page of this letter by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof or thereof, as the case may be. This letter agreement shall be governed by, and construed in accordance with, the laws of the State of New York. This letter agreement sets forth the entire agreement between the parties hereto as to the matters set forth herein and supersedes all prior communications, written or oral, with respect to the matters herein.

If the foregoing meets with your approval please signify your acceptance of the terms hereof by signing below.

Very truly yours,
TIDEL TECHNOLOGIES, INC.

By:
Name:
Title:

The foregoing is hereby accepted and agreed to
as of the date set forth above:

LAURUS MASTER FUND, LTD.

By:
Name:
Title: